IDEX Mutual Funds

Supplement dated June 13, 2002 to the Statement of Additional
Information dated March 1, 2002.

     The following replaces the sub-heading "(IDEX T. Rowe
Price Small Cap and IDEX T. Rowe Price Tax-Efficient Growth)" under the heading "MONEY MARKET RESERVES," left column, page 58:

	(IDEX T. Rowe Price Small Cap, IDEX T. Rowe Price Tax-Efficient Growth and IDEX T. Rowe Price Health Sciences)






























ID00233